UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on October 3, 2019, EP Energy Corporation (the “Company”), and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under the caption “In re: EP Energy Corporation, et al., Case No. 19-35654.” Court filings and other information related to the Chapter 11 Cases are available at the website administered by the claims agent, Prime Clerk, at https://cases.primeclerk.com/EPEnergy.

Plan Support Agreement

On October 18, 2019, the Debtors entered into a Plan Support Agreement (the “PSA”) with holders of approximately 52.0% of the 8.000% Senior Secured Notes due 2024 and approximately 79.3% of the 9.375% Senior Secured Notes due 2024 and 8.000% Senior Secured Notes due 2025 issued, in each case, by EP Energy LLC and Everest Acquisition Finance Inc., including affiliates of, or funds managed by, Elliott Management Corporation (“Elliott”), Apollo Global Management, Inc. (“Apollo” together with Elliott, the “Initial Supporting Noteholders”), Access Industries, Inc. (“Access”), and Avenue Capital Group (collectively, with the Initial Supporting Noteholders and Access, the “Supporting Noteholders”), to support a restructuring on the terms of a chapter 11 plan (the “Plan”) described therein. Capitalized terms used in this section but not otherwise defined herein shall have the meanings ascribed to such terms in the PSA.

Pursuant to the PSA, the Plan will be implemented in accordance with the plan term sheet annexed to the PSA, which is premised on (i) an equity rights offering of up to $475 million (the “Rights Offering”), $463 million of which is backstopped by the Supporting Noteholders, and (ii) an approximately $629 million exit facility for which, as of October 18, 2019, over 90% of the lenders under the Company’s Prepetition RBL Facility have committed to provide support, and which the Prepetition RBL Facility and proposed DIP Facility (each as defined below) will “roll” into on the effective date of the Plan.

As part of the restructuring, the Company may also consummate a private placement of New Common Shares, subject to dilution by the Jeter Shares and EIP Shares, for an aggregate purchase price of up to $75 million, in cash, on terms acceptable to the Company and Initial Supporting Noteholders.  In addition, Apollo and Access may contribute their equity interests in Wolfcamp Drillco Operating L.P. to the Reorganized Debtors in exchange for the Jeter Shares, subject to the agreement of the Company, Access, and the Initial Supporting Noteholders.

Pursuant to the PSA, stakeholders and other parties in interest will receive the following treatment:

a)                                     Holders of RBL Claims will receive their Pro Rata share of the Exit Facility as a first lien, second-out term loan under the Exit Credit Agreement; provided that each holder of an Allowed RBL Claim that elects to participate in the Exit Facility by the Voting Deadline will receive its Pro Rata share (with the holders of Allowed DIP Claims) of first lien, first-out revolving loans under the Exit Credit Agreement and letter of credit participations under the Exit Credit Agreement.

b)                                     Holders of 1.125L Notes Claims will (i) be reinstated in the principal amount of $1 billion, provided that the Debtors may, with the consent of the Initial Supporting Noteholders, deliver a notice of redemption with respect to, or otherwise voluntarily prepay (including by way of tender offer), a portion of the 1.125L Notes, or (ii) receive new notes on terms acceptable to the Initial Supporting Noteholders and the Company.

c)                                      Holders of 1.25L Notes Claims will (i) be reinstated in the principal amount of $500 million, provided that the Debtors may, with the consent of the Initial Supporting Noteholders, deliver a notice of redemption with respect to, or otherwise voluntarily prepay (including by way of tender offer), a portion of the 1.25L Notes, or (ii) receive new notes on terms acceptable to the Initial Supporting Noteholders and the Company.

d)                                     Holders of 1.5L Notes Claims will receive, on account of the secured portion of such 1.5L Notes Claims, their pro rata share of (i) 99.0% of the New Common Shares, subject to dilution by the Rights Offering Shares, the Private Placement, the Commitment Premium (as defined below), the Jeter Shares, and the EIP Shares, and (ii) the right to participate in the Rights Offering.

e)                                      Holders of Unsecured Claims will receive their pro rata share of 1.0% of the New Common Shares, subject to dilution by the Rights Offering Shares, the Commitment Premium, the Private Placement, the Jeter Shares, and the EIP Shares; provided, that a convenience class may be established under the Plan (with such Plan provisions being acceptable to the Initial Supporting Noteholders) to provide distributions up to an aggregate amount in Cash to be specified under the Plan.

f)                                       Holders of Existing Equity Interests will receive, on account of available assets of the Company, their pro rata share of $500,000 in cash.

The Plan will also provide for the establishment of a post-emergence employee incentive plan on the effective date of the Plan (the “EIP”), consistent with the terms set forth on Exhibit A-2 to the PSA.  All awards issued under the EIP, including restricted stock units, options, New Common Shares, or other rights exercisable, exchangeable, or convertible into New Common Shares will be dilutive of all other equity interests in the Reorganized Debtors.  Ten percent of the New Common Shares, on a fully diluted basis, shall be reserved for issuance in connection with the EIP.

The PSA contains certain covenants on the part of the Company and the Supporting Noteholders, including that the Supporting Noteholders vote in favor of the Plan and otherwise facilitate the restructuring transactions, subject to the terms of the PSA.  The PSA also provides for termination by each party upon the occurrence of certain events, including without limitation the failure of the Company to achieve certain milestones and the termination of the BCA (discussed further below).

The foregoing description of the PSA is qualified by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Backstop Commitment Agreement

On October 18, 2019 the Debtors entered into a backstop commitment agreement (the “BCA”) with the Supporting Noteholders (the “Commitment Parties”) pursuant to which the Commitment Parties agreed to backstop $463 million of the Rights Offering. The BCA is subject to Bankruptcy Court approval. Capitalized terms used in this section but not otherwise defined herein shall have the meanings ascribed to such terms in the BCA.

The Commitment Parties have committed, in connection with the Rights Offering, to (i) exchange $138 million in principal amount of 1.25 Lien Notes for New EP Common Shares at the Exchange Purchase Price (the “Exchange Transaction”) and (ii) purchase additional New EP Common Shares at the Cash Purchase Price for cash consideration of up to $325 million (reduced dollar for dollar for cash proceeds received in the Rights Offering) (the “Cash Purchase Obligation”).

As consideration for the Commitment Parties’ backstop commitment, the Commitment Parties shall be entitled to receive $26 million in the form of New EP Common Shares issued at the Cash Purchase Price (the “Commitment Premium”). Alternatively, if the BCA is terminated due to certain events specified therein, the Commitment Parties shall be entitled to receive a $26 million cash termination fee (the “Termination Fee”). The Commitment Premium and Termination Fee will be allocated among the Commitment Parties as provided in the BCA.

Prior to November 4, 2019, any holder of 1.5 Lien Notes Claims that is both a “qualified institutional buyer” and an “accredited investor” may be permitted to join the Backstop Agreement as an additional Commitment Party and, in such capacity, (a) to commit to up to its pro rata share (based on its holdings of 1.5 Lien Notes Claims) of the Cash Purchase Obligation (and receive a corresponding allocation of the Commitment Premium and Termination Fee) and (b) to the extent that it also holds 1.25 Lien Notes, to commit to participate in the Exchange Transaction (for which no Commitment Fee or Termination Fee will be allocated) (subject to certain limitations described in the BCA); provided, that the aggregate principal amount of 1.25 Lien Notes that may be exchanged by Additional Commitment Parties in the Exchange Transaction is capped at $33 million.

The Commitment Parties’ obligation to backstop the Rights Offering, and the other transactions contemplated by the BCA, are conditioned upon the satisfaction (or waiver) of all conditions to the effectiveness of the Plan, and other conditions precedent set forth in the BCA, including Bankruptcy Court approval of the BCA. The BCA may be terminated upon the occurrence of certain events, including termination of the PSA and material, uncured breaches by the parties under the BCA.

The foregoing description of the BCA is qualified by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Debtor-in-Possession and Exit Commitment Letter

In connection with the PSA and the Chapter 11 Cases, the Debtors has received an underwritten commitment from certain of the lenders under the Debtors’ prepetition reserve based credit facility (the “Prepetition RBL Facility”) to provide (i) for a $314,710,456 Senior Secured Superpriority Debtor-in-Possession Facility (the “DIP Facility”), and (ii) support for an approximately $629 million Senior Secured Revolving Exit Facility (the “Exit Facility”), arranged by J.P. Morgan Chase Bank, N.A., which shall consist of a first-out revolving tranche provided by the lenders under the DIP Facility (whose remaining claims under the Prepetition RBL Facility will automatically convert into such first-out revolving tranche upon effectiveness of the Exit Facility) and a second-out term loan tranche provided by the lenders under the Prepetition RBL Facility which are not also lenders under the DIP Facility (whose claims under the Prepetition RBL Facility will automatically convert into such second-out term loan tranche upon effectiveness of the Exit Facility) (if any). The Exit Facility is anticipated to be effective upon the Debtors’ emergence from the Chapter 11 Cases. The proceeds of the Exit Facility may be used to refinance indebtedness that the Debtors incur during the pendency of the Chapter 11 Cases under the DIP Facility, for working capital and for other general corporate purposes, to issue letters of credit, for transaction fees and expenses and for fees related to the Debtors’ emergence from the Chapter 11 Cases. The DIP Facility and the Exit Facility are each subject to customary closing conditions, and Bankruptcy Court approval.

The foregoing description of the DIP Facility and Exit Facility is qualified by reference to the Debtor-in-Possession and Exit Commitment Letter, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

In connection with the entry into the PSA and the BCA, the Company issued a press release on October 18, 2019, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; the Company’s ability to complete definitive documentation in connection with any financing and the amount, terms and conditions of any such financing; the ability of the Company to comply with the terms of the PSA and/or the BCA; the ability of the Company to obtain requisite support for the Plan from various stakeholders; the ability of the Company to confirm and consummate the Plan in accordance with the terms of the PSA; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the consequences of the acceleration of the Company’s debt obligations; risks related to the trading of the Company’s securities on the OTC Pink Market; as well as the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated in the Company’s subsequently filed Quarterly Reports on Form 10-Q. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

10.1	Plan Support Agreement
10.2	Backstop Commitment Agreement
99.1	Debtor-in-Possession and Exit Commitment Letter
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: October 21, 2019	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary